UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Semi-Annual Report

June 30, 2009

Pinnacle Value Fund Semi-Annual Report                                               June 30, 2009

Dear Fellow Shareholders,

The stock market in the first six months of 2009 was slightly volatile. After plunging     15% in Q1 , the Russell 2000 (our benchmark) rebounded 20.7% in Q2 to end the six months up 2.6%. As you can see from the box scores below we did slightly better on both an absolute and cash adjusted basis. We ended the period with total assets of $61.9 million and averaged about 60% invested during the six months. The portfolio has 51 positions with a weighted average market cap of about $390 million.

Total Return                      6 mo.        2008             2007                2006                  2005

Pinnacle Value Fund           5.4%       (16.9)%          15.4%              13.2%                 8.5%

Russell 2000                        2.6          (33.8)             (1.5)                 18.4                    4.6

S&P 500                              3.2%       (37.0)%          (5.6)%             15.8%                 4.9%

All returns include dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.

Through early March, we were putting cash to work on an almost daily basis as many issues of interest were trading at very compelling valuations. We were fully prepared to continue buying had the market continued its decline. Soon enough this brief window came to an end and investors, realizing that the economy was no longer “falling off a cliff”, stepped back in. The depth and speed of the rebound mirrored that of the decline .

This was reinforced by economic news that provided some “glimmers of hope” that “green shoots” of recovery were starting to appear. Whether they blossom into giant beanstalks remains to be seen.

As a result, bargains disappeared quickly and capital that couldn’t flee the market fast enough early in the year came roaring back in. Investors didn’t want to miss the next rally. All of this was fueled in part by government monetary and fiscal policy which has led some to refer to the recent market rise as the “bailout bubble”. We have no idea whether the rally will continue or not. Our sense is that the market is trading on the basis of robust expectations about the future and to move higher there must be some evidence that the economy is actually improving versus not getting any worse. Indeed, according to Barron’s, at June 30 the S&P Industrial Index was trading at 25 times earnings, 2.2 times book value and yielded 2.4%.  Not exactly inexpensive.

Consequently, we used the recent strength to lighten up on many positions including some that rose almost 100% in a three month period. The resulting short term gains were offset by losses generated from the sale of other positions with less favorable prospects.

The key question is where corporate earnings go from here and what type of P/E multiple will the market assign. The optimists believe the worst is behind us, the first quarter marked the bottom and recovery is just around the corner. Monetary and fiscal stimulus programs are starting to work. The pessimists counter that the recent “good” economic news is simply a matter of rebuilding inventory that was cut to the bone during the last couple quarters. For the recovery to have legs, consumers must show enough confidence to spend beyond current levels which is unlikely given their concern about keeping their jobs and homes. Right now, de-leveraging is the order of the day.

So there are lots of cross currents at work making it very difficult to assess earnings potential. Many CEOs we’ve spoken to can only say that earnings do not appear to be getting significantly worse. Virtually no one is ramping up sales and marketing efforts or building new capacity to exploit the anticipated recovery. Indeed, most are hunkered down running their operations as leanly as possible and using every dollar of excess capital to pay down debt or build cash. Credit markets remain difficult for all but the strongest borrowers. Banks and other lenders are not finished with their write-offs of bad loans and, given the economic uncertainty, are extremely reluctant to make new loans.

Top 10 Changes

Comparing the Top 10 position list below with that of Dec. 31, 2008, you’ll note a few changes. Three companies left the list and three were added. The new arrivals include Asta Funding, Unit Corp. and Flexsteel Industries. Asta was our biggest winner for the period reflecting more profitable collections on defaulted consumer credit cards and a rapid pay down of debt. Unit Corp is a diversified energy company we purchased in early 2009 after oil prices declined from about $150/barrel to $31 (down 80%). Well managed with a strong balance sheet, Unit benefited from stronger oil prices during the first six months of the year. Finally, we increased our exposure to Flexsteel Industries, a furniture maker that opened its doors in 1929.  They’ve managed  the downturn well and are well positioned for when their residential, commercial and RV markets rebound.

The departed include Argan Inc., Preferred Bank and WHX Corp.. Argan was a major winner in recent years and finally reached the price where we considered it fully valued.

Perceiving potentially more risk than return, we gradually exited the position. Preferred Bank and WHX Corp. left the Top 10 list because of price depreciation. Both have been extremely frustrating but we are doing our best to salvage the positions. Preferred Bank got a bit heavy on condo construction loans which will continue to have a negative impact until housing stabilizes. Thankfully they have a strong balance sheet. WHX Corp. is a leveraged industrial conglomerate suffering through one of the worst recessions in decades. Capable management is making progress at turning the situation around but they are swimming upstream against a poor economy and a debt ridden balance sheet.

By now you should have received your June 30 statement. As always, should you have any questions or comments about you account or the Fund, don’t hesitate to call or write.

Thank you for your continued support.

John E. Deysher                                                                              Pinnacle Value Fund

President & Portfolio Manager                                                     745 Fifth Ave.- 2400

212-605-7100                                                                                    New York, NY  10151

TOP 10 POSITIONS                                                                                     % net assets

1. Asta Funding- buys, sells, collects on defaulted consumer receivables                   4.3%

2. First Acceptance- non standard automobile insurance                                             3.6

3. MVC Capital- Business Development Company                                                     3.4

4. Wesco Financial- Conglomerate- insurance, furniture rental, steel service ctr.       3.2

5. Zapata Corp.- Cash rich shell in search of acquisition(s)                                         2.8

6. Unit Corp.- onshore contract drilling, oil & gas exploration & development          2.5

7. Hallmark Financial- specialty property & casualty insurance                                  2.4

8. Hancock Bank & Thrift Opportunity Fund- closed end fund of banks & thrifts      2.3

9. Flexsteel Ind.- furniture for residential, commercial, RV markets                           2.1

10. Capital Southwest- Business Development Company                                            1.9

                                                                                                 Total                          28.5%

YTD TOP 5 Winners (realized & unrealized gains)

1. Asta Funding                                                                                                 $1,677,300

2. Unit Corp.                                                                                                          446,000

3. Turkish Fund                                                                                                      340,000

4. New Ireland Fund                                                                                              328,800

5. Flexsteel                                                                                                             312,500

                                                                                                  Total                $3,104,600

YTD TOP 5 Sinners (realized & unrealized losses)

1. WHX Corp.                                                                                                   $1,031,900

2. Preferred Bank                                                                                                   584,200

3. First Acceptance                                                                                                 540,700

4. MVC Capital                                                                                                      537,500

5. Ultrashort R2000 Growth ETF                                                                           370,300

                                                                                                  Total                $3,064,600

SECURITY CLASSIFICATIONS

Government Money Market Fund                                                                  $24,239,500

Financial Services                                                                                               9,545,300

Closed End & Exchange Traded Funds                                                              9,410,900

Industrial Goods & Services                                                                               6,044,600

Insurance                                                                                                             3,190,500

Oil & Gas                                                                                                            1,510,700

Consumer Goods & Services                                                                              1,436,100

Commercial Banks                                                                                              1,042,700

                                                                                                 Total               $61,929,300

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			June 30, 2009 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Commercial Banks
274,400	Preferred Bank	2,170,178	1,042,720	1.69%

Conglomerate
142,049	Regency Affiliates, Inc. *	750,235	639,220
6,867	Wesco Financial Corp.	2,034,457	1,998,297
212,712	WHX Corp. *	5,316,998	553,051
		8,101,690	3,190,568	5.15%

Electronics
30,100	Methode Electronics, Inc.	115,316	211,302
192,500	Nu Horizons Electronics Corp. *	227,756	642,950
		343,072	854,252	1.38%

Fabricated Metal Products
216,400	Hardinge, Inc.	1,009,587	919,700
7,500	Keystone Consol Industries, Inc. *	66,584	20,850
		1,076,171	940,550	1.52%

Financial Services
492,000	Asta Funding, Inc.	2,157,970	2,651,880
330,845	BKF Capital Group, Inc. *	1,200,242	314,303
512,840	Cadus Corp. *	828,076	769,260
16,500	Capital Southwest Corp.	1,332,891	1,193,775
271,570	CoSine Communications, Inc. *	668,134	448,090
117,200	Kent Financial Services, Inc. *	265,452	164,092
246,300	MVC Capital, Inc.	2,811,695	2,083,698
170,650	Novt Corp. *	400,596	196,247
253,156	Zapata Corp. *	1,654,394	1,723,992
		11,319,450	9,545,337	15.41%

Furniture & Fixtures
157,610	Flexsteel Industries, Inc.	1,235,794	1,320,772	2.13%

Industrial Instruments For Measurement, Display, and Control
50,200	Electronic Sensors, Inc.	199,619	117,970	0.19%

Insurance
1,224	Alleghany Corp. *	279,716	331,704
1,051,705	First Acceptance Corp. *	3,206,751	2,240,132
206,700	Hallmark Financial Services, Inc. *	1,346,806	1,477,905
24,400	Independence Holding Co.	116,279	155,184
79,300	Montpelier Re Holdings Ltd.	1,016,554	1,053,897
25,400	Old Republic International Corp.	199,354	250,190
		6,165,460	5,509,012	8.90%

Land Subdividers & Developers
152,700	Stratus Properties, Inc. *	1,069,944	969,645	1.57%

Machinery, Equipment & Supplies
1,713	Lawson Products, Inc.	17,113	24,342	0.04%

Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	19,300	0.03%

Mobile Homes
56,200	Nobility Homes, Inc. *	436,278	466,460	0.75%

Oil & Gas
54,794	Unit Corp. *	1,187,419	1,510,671	2.44%

Optical Instruments & Lenses
938,705	Meade Instruments Corp. *	834,891	168,967
102,400	Perceptron, Inc. *	311,513	352,256
		1,146,404	521,223	0.84%

Security Services
1,627,683	Sielox, Inc. *	554,777	97,661	0.16%

Ship & Boat Building & Repairing
79,905	Conrad Industries, Inc. *	99,369	479,430	0.77%

Real Estate Investment Trusts
533	USA Real Estate Investors Trust *	249,424	107,133	0.17%

Trucking
156,500	P.A.M. Transportation Services, Inc. *	740,730	856,055	1.38%

Textile Mill Products
250,455	International Textile Group, Inc. *	305,378	25,045
55,600	Lydall, Inc. *	121,701	189,040
		427,079	214,085	0.35%

Total for Common Stock		$ 36,999,520	$ 27,787,186	44.87%

Preferreds
61,470	Aristotle Corp. Pfd - I	481,119	491,760

Total for Preferred Stock		$ 481,119	$ 491,760	0.79%

Closed-End & Exchange Traded Funds
22,000	Central Europe & Russia Fund, Inc. *	296,544	491,260
14,500	First Trust ISE-Revere Natural Gas	144,125	185,165
90,060	Japan Smaller Capitalization Fund, Inc. *	573,639	661,941
120,285	John Hancock Bank & Thrift Opportunity Fund	1,117,780	1,445,826
30,947	Korea Fund, Inc. *	713,852	848,876
136,673	New Ireland Fund, Inc. *	872,255	882,908
39,559	Petroleum & Resources Corp.	698,970	808,586
27,200	ProShares UltraShort Russell 2000	1,264,669	894,336
24,100	ProShares UltraShort Technology *	1,139,500	959,421
77,000	Singapore Fund, Inc. *	530,753	770,770
83,400	Turkish Investment Fund, Inc. *	408,898	748,932
14,000	UltraShort Lehman 20 Proshares *	504,806	712,880

Total for Closed-End & Exchange Traded Funds		$ 8,265,791	$ 9,410,901	15.20%

SHORT TERM INVESTMENTS
Money Market Fund
24,296,897	First American Government Obligation Fund Class Z 0.21% **	24,296,897	24,296,897	39.23%

Total for Short Term Investments		$ 24,296,897	$ 24,296,897	39.23%

	Total Investments	$ 70,043,327	$ 61,986,744	100.09%

	Liabilities in excess of other Assets		(57,394)	(0.09)%

	Net Assets		$ 61,929,350	100.00%

* Non-Income producing securities.
** Dividend Yield
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Investment Securities at Market Value	$ 61,986,744
(Identified Cost $ 70,043,327)
Cash	34,780
Receivables:
Dividends and Interest	30,006
Prepaid Expenses	21,519
Securities Sold	284,070
Total Assets	62,357,119
Liabilities:
Payable to Advisor	415,437
Accrued Expenses	12,332
Total Liabilities	427,769
Net Assets	$ 61,929,350

Net Assets Consist of:
Paid-In Capital	$ 70,153,343
Accumulated Undistributed Net Investment Loss	(724)
Accumulated Realized Loss on Investments - Net	(166,686)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(8,056,583)
Net Assets	$ 61,929,350
Net Asset Value and Redemption Price
Per Share (61,929,350/5,132,255 shares outstanding) , no par value, unlimited
shares authorized	$ 12.07

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2009 (Unaudited)

Investment Income:
Dividends	$ 380,008
Interest	56,481
Total Investment Income	436,489
Expenses:
Investment Advisor Fees (Note 3)	366,790
Transfer Agent & Fund Accounting Fees	22,413
Insurance Fees	8,251
Custodial Fees	9,990
Audit Fees	7,969
Registration Fees	2,854
Trustee Fees	3,010
Legal Fees	1,744
Miscellaneous Fees	2,429
Printing & Mailing Fees	2,037
Total Expenses	427,487
Expense Recapture (Note 3)	9,726
Net Expenses	437,213

Net Investment Loss	(724)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(247,825)
Change in Unrealized Appreciation on Investments	3,491,129
Net Realized and Unrealized Gain on Investments	3,243,304

Net Increase in Net Assets from Operations	$ 3,242,580

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2009	12/31/2008
From Operations:
Net Investment Income (Loss)	$ (724)	$ 677,610
Net Realized Gain (Loss) on Investments	(247,825)	4,056,183
Net Unrealized Appreciation (Depreciation)	3,491,129	(16,196,430)
Increase (Decrease) in Net Assets from Operations	3,242,580	(11,462,637)
From Distributions to Shareholders:
Net Investment Income	0	(611,918)
Net Realized Gain from Security Transactions	0	(5,836,864)
Return of Capital	0	0
	0	(6,448,782)
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	10,127,232	13,322,064
Shares issued in Reinvestment of Dividends	0	6,292,016
Cost of Shares Redeemed	(8,805,540)	(8,546,150)
Net Increase from Shareholder Activity	1,321,692	11,067,930

Net Increase in Net Assets	4,564,272	(6,843,489)

Net Assets at Beginning of Period	57,365,078	64,208,567
Net Assets at End of Period (b)	$ 61,929,350	$ 57,365,078

Share Transactions:
Issued	873,114	936,039
Reinvested	0	556,815
Redeemed	(751,266)	(607,312)
Net increase in shares	121,848	885,542
Shares outstanding beginning of Period	5,010,407	4,124,865
Shares outstanding end of Period	5,132,255	5,010,407

(a) Net of Redemption Fees of $17,384
(b) Includes undistributed net investment income (loss) of ($724) at June 30, 2009 and $0 at December 31, 2008.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value -
Beginning of Period	$ 11.45	$ 15.57	$ 13.80	$ 13.09	$ 12.84
Net Investment Income (Loss) *	0.00	0.15	0.23	0.24	0.15
Net Gains or Losses on Securities
(realized and unrealized)	0.62	(2.80)	1.90	1.49	0.94
Total from Investment Operations	0.62	(2.65)	2.13	1.73	1.09

Distributions from Net Investment Income	-	(0.14)	(0.17)	(0.20)	(0.10)
Distributions from Capital Gains	-	(1.33)	(0.19)	(0.74)	(0.74)
Distributions from Return of Capital	-	-	-	(0.08)	-
	-	(1.47)	(0.36)	(1.02)	(0.84)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 12.07	$ 11.45	$ 15.57	$ 13.80	$ 13.09

Total Return	5.41%	(16.87)%	15.43%	13.23%	8.53%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 61,929	$ 57,365	$ 64,209	$ 30,577	$ 17,175

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.46%	1.44%	1.49%	1.62%	1.90%
Ratio of Net Income (Loss) to Average Net Assets	0.03%	1.12%	1.53%	1.64%	0.68%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	0.00%	1.06%	1.53%	1.77%	1.10%

Portfolio Turnover Rate	35.70%	66.37%	27.11%	29.44%	27.88%

* Per share net investment Income (loss) determined on average shares outstanding during year. (a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                    JUNE 30, 2009(UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008.  In accordance with FAS 157, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  Various inputs are used in determining the value of a Fund’s investments.  FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, etc.)

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                    JUNE 30, 2009(UNAUDITED)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Valuation Inputs

Investment in Securities

Level 1 – Quoted Prices                                                                                     $70,043,327

Level 2 – Other Significant Observable Inputs

                                  -

Level 3 – Significant Unobservable Inputs                                                                        -

       Total

                 $70,043,327

In March 2008, the FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                    JUNE 30, 2009(UNAUDITED)

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Effective June 29, 2007, the Fund adopted FIN 48 which had no material impact on the Fund's financial statements.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2009, $17,384 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2009, the Adviser earned $366,790 in Advisor fees.  An officer and trustee of the Fund is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through June 30, 2009.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period to the extent that payment of such expenses does not

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                    JUNE 30, 2009(UNAUDITED)

cause the Fund to exceed the expense limitation.  At June 30, 2009, the Advisor may recapture $27,914 no later then December 31, 2009. In 2009 Adviser received $9,726 of $27,914 available for reimbursement of prior expense waivers.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2009, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $20,843,933 and $12,121,610 respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during the six months ended June 30, 2009 and the year ended December 31, 2008 is as follows:

	2009	2008
Net Investment Income	$ 0	$ 1,083,001
Long Term Capital Gain	$ 0	$ 5,365,781

•

The Fund designated $5,365,781 as a long term capital gain dividend pursuant to Internal Revenue Code Section 852 (b) (3).

At June 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $70,043,327

Gross tax unrealized appreciation                                                                      $ 5,707,231

Gross tax unrealized depreciation                                                                     (13,763,814)

Net tax unrealized depreciation                                                                           (8,056,583)

Accumulated realized loss on investments –net                                                            (724)

Accumulated Loss                                                                                             $ (8,057,307)

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                    JUNE 30, 2009(UNAUDITED)

   PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the six months ended June 30, 2009, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and Sept. 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. The Fund’s Forms N-Q are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (53)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (75)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (53)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (43)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                    JUNE 30, 2009(UNAUDITED)

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400,

Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St, Suite 2400, Philadelphia PA 19103

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2009	June 30, 2009	January 1,2009 to June 30, 2009

Actual	$1,000.00	$1,054.15	$7.59
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 25, 2009